UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2023

AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8080 Norton Parkway Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 534-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 6, 2023, the Company entered into an underwriting agreement with BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, HSBC Securities (USA) Inc. and SMBC Nikko Securities America, Inc. and the other underwriters named in Schedule 2 therein, with respect to a registered public offering (the “Offering”) of $400 million aggregate principal amount of the Company’s 5.750% Senior Notes due 2033 (the “Notes”). The Company intends to use the net proceeds of the Offering to repay existing indebtedness under its commercial paper programs, to repay the $250 million aggregate principal amount of its 3.35% senior notes due 2023 when they mature on April 15, 2023 and for general corporate purposes.

The Notes were registered under the Company’s Registration Statement on Form S-3 (File No. 333-2264452) and are being offered by means of the Company’s prospectus dated April 22, 2022, as supplemented by the prospectus supplement dated March 6, 2023.

The closing of the issuance of the Notes is expected to occur on March 15, 2023, subject to customary closing conditions. The Notes will be issued pursuant to an indenture, dated as of November 20, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, to be supplemented by a ninth supplemental indenture, to be dated as of March 15, 2023, which will be filed with the Securities and Exchange Commission on a subsequent Current Report on Form 8-K. The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement included as Exhibit 1.1 hereto, which is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated March 6, 2023, between Avery Dennison Corporation and the underwriters named therein.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: March 8, 2023

	By:	/s/ Gregory S. Lovins
		Name:	Gregory S. Lovins
		Title:	Senior Vice President and Chief Financial Officer